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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                              ----------------

                                  FORM 8-K
                               CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 1, 1997


                              ----------------

                          BISHOP MANUFACTURING COMPANY
                              OF NEW ENGLAND, INC.
             (Exact name of Registrant as specified in its charter)



             CONNECTICUT                         333-20095-03                          06-1251035
           (State or other                 (Commission File Number)                 (I.R.S. Employer
    jurisdiction of incorporation)                                               Identification Number)

       1341 W. MOCKINGBIRD LANE
             SUITE 1200W                                                                  75247
            DALLAS, TEXAS                                                              (Zip code)
        (Address of principal
          executive offices)



      Registrant's telephone number, including area code:  (214) 630-5757

                                      N/A
                 (former address if changed since last report)


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ITEM 5.  OTHER EVENTS

         On December 1, 1997, Bishop Manufacturing Company of New England, Inc.
(the "Company") changed its name to Atrium Door and Window Company of New
England.  The name change was effected by an amendment to the Company's
Certificate of Incorporation, a copy of which is attached hereto as an exhibit.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)      EXHIBITS

         *3.1 Certificate of Amendment to the Company's Certificate of Incorporation.





______________________
*Filed herewith
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        BISHOP MANUFACTURING COMPANY OF NEW
                                        ENGLAND, INC.



                                        By:  /s/ Jeff L. Hull
                                             -----------------------------------
                                        Name:   Jeff L. Hull
                                        Title:  Chief Financial Officer and
                                                Secretary

Date:    December 15, 1997
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                               INDEX TO EXHIBITS

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
   EXHIBIT
    NUMBER                                                                                  PAGE
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
     *3.1              Certificate of Amendment to the Company's Certificate of
                       Incorporation.





______________________
*Filed herewith